UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2013

GLYECO, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-30396	45-4030261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4802 East Ray Road, Suite 23-408 Phoenix, Arizona		85044
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (866) 960-1539

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 29, 2013, GlyEco, Inc., a Nevada corporation (the “Company”), held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”) in Tempe, AZ.

At the close of business on May 24, 2013, the record date for the determination of stockholders entitled to vote at the Annual Meeting, the Company had 42,613,768 shares of stock issued and outstanding.  The holders of 23,898,125 shares of stock were represented either in person or by proxy at the Annual Meeting, therefore constituting a quorum.

At the Annual Meeting, the stockholders of the Company voted on the following proposals:

Proposal No. 1: Election of Directors

The stockholders elected John Lorenz, Michael Jaap, Joseph Ioia, Rick Opler, and Keri Smith as directors of the Company to serve for a one-year term or until their successors have been elected and qualified.  The voting results were as follows:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
John Lorenz	19,575,221	0	536,651	3,242,649
Michael Jaap	16,828,593	0	3,283,280	3,242,649
William Miller	3,907,276	0	16,204,596	3,242,649
Joseph Ioia	19,080,019	0	1,031,854	3,242,649
John Hawley	3,010,932	0	17,100,940	3,242,649
George Melas	3,280,289	0	16,831,583	3,242,649
Rick Opler	16,613,305	0	3,498,567	3,242,649
Keri Smith	15,297,464	0	4,814,408	3,242,649

Proposal No. 2: Ratification of Appointment of Semple, Marchal & Cooper, LLP

The stockholders ratified the appointment of Semple, Marchal & Cooper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,827,874	72,686	999,565	0

Proposal No. 3: Advisory Approval of Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.  The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
19,595,823	587,847	918,922	2,795,533

Proposal No. 4: Frequency of Advisory Approval of Executive Compensation

The stockholders indicated, on an advisory basis, a preferred frequency of three (3) years for holding an advisory vote on the compensation of the Company’s named executive officers.  The voting results were as follows:

1 Year	2 Years	3 Years	Votes Abstained
2,765,204	736,416	16,794,971	806,001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLYECO, INC.

Dated: August 1, 2013	By:	/s/ John Lorenz
John Lorenz President and Chief Executive Officer, Director (Principal Executive Officer)